                                                                      EXHIBIT 23



                       CONSENT  OF  INDEPENDENT  AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 33-49150) of Northwest Pipeline Corporation and in the related Prospectus of our report dated February 9, 1995, with respect to the financial statements of Northwest Pipeline Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 1994.



                                                               Ernst & Young LLP



Tulsa, Oklahoma
February 28, 1995